UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

May 1, 2023

Date of Report (Date of earliest event reported)

CABALETTA BIO, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-39103	82-1685768
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2929 Arch Street, Suite 600,
Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

(267) 759-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	CABA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On May 1, 2023, Cabaletta Bio, Inc. (the “Company” or “Cabaletta”) posted to the “Investors & Media” section of the Company’s website at www.cabalettabio.com an updated corporate presentation providing a corporate overview and updated development plan (the “Corporate Presentation”). A copy of the Corporate Presentation is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

On May 1, 2023, the Company issued a Press Release announcing that the U.S. Food and Drug Administration (“FDA”) has granted Fast Track Designation for CABA-201, a 4-1BB-containing fully human CD19-CAR T cell investigational therapy, to deplete CD19-positive B cells and improve disease activity in patients with systemic lupus erythematosus (SLE) and lupus nephritis (LN) (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On May 1, 2023, the Company issued the Press Release announcing that the FDA has granted Fast Track Designation for CABA-201, a 4-1BB-containing fully human CD19-CAR T cell investigational therapy, designed to deplete CD19-positive B cells and improve disease activity in patients with SLE and LN. Cabaletta has been cleared to initiate a Phase 1/2 clinical trial of CABA-201 for the treatment of 6 SLE patients with active LN, and in a separate parallel cohort, 6 patients with active SLE without renal involvement.

SLE is a chronic, potentially severe, autoimmune disease in which the immune system attacks healthy tissue throughout the body, most commonly impacting young women between the ages of 15 and 40 with higher frequency and greater severity in people of color. It is characterized by abnormal B cell function and autoantibody production resulting in a range of clinical manifestations including end organ damage and an increased risk of death. SLE affects an estimated 160,000-320,000 patients in the U.S, with LN as the most common end-organ manifestation, affecting approximately 40% of SLE patients. Among these patients, the risk of end-stage renal disease is approximately 17% and the risk of death is approximately 12%, each within 10 years of diagnosis.

CABA-201 is designed to be given as a one-time infusion, to evaluate its potential to transiently, but fully, eliminate B cells, enabling an “immune system reset” with durable remission in patients with SLE. The Phase 1/2 clinical trial is an open-label study designed to evaluate CABA-201 in SLE subjects with active LN or active SLE without renal involvement. CABA-201 will be administered at a dose of 1.0 x 106 cells/kg. This study will enroll 6 subjects in an active LN cohort and 6 subjects in an active SLE without renal involvement cohort, in parallel. Subjects will be treated with a standard preconditioning regimen consisting of fludarabine and cyclophosphamide prior to CABA-201 infusion. This represents the first trial assessing Cabaletta’s CARTA (Chimeric Antigen Receptor T cells for Autoimmunity) strategy.

Forward-Looking Statements

This 8-K contains “forward-looking statements” of Cabaletta within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including without limitation, express or implied statements regarding: expectations regarding: Cabaletta’s ability to retain and recognize the intended incentives conferred Fast Track Designation for CABA-201 to deplete CD19-positive B cells and improve disease activity in patients with SLE and LN; Cabaletta’s ability to grow its autoimmune-focused pipeline; the Company’s business plans and objectives; Cabaletta Bio’s expectations around the potential success and therapeutic benefits of CABA-201, including its belief that CABA-201 may enable an “immune system reset” and provide deep and durable responses for patients with SLE and potentially for patients diagnosed with other autoimmune disease; the Company’s plans to initiate a Phase 1/2 clinical trial of CABA-201 in patients with SLE, including its anticipated progress, clinical trial design, ability to leverage its experience in autoimmune cell therapy and lupus product development; Cabaletta’s ability to enroll the requisite number of patients, dose each dosing cohort in the intended manner and advance the trial as planned in its Phase 1/2 clinical trial of CABA-201; and the ability to accelerate Cabaletta’s pipeline and develop meaningful therapies for patients, including in collaboration with academic and industry partners and the ability to optimize such collaborations on its development programs.

Any forward-looking statements in this 8-K are based on management’s current expectations and beliefs of future events, and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: the risk that signs of biologic activity or persistence may not inform long-term results; Cabaletta’s ability to demonstrate sufficient evidence of safety, efficacy and tolerability in its preclinical studies and clinical trials of DSG3-CAART, MuSK-CAART and CABA-201; the risk that the results observed with the similarly-designed construct employed in the recent Nature Medicine publication, including due to the dosing regimen, are not indicative of the results we seek to achieve with CABA-201; risks related to clinical trial site activation or enrollment rates that are lower than expected; risks related to unexpected safety or efficacy data observed during clinical studies; risks related to volatile market and economic conditions; risks related to the impact of public health epidemics affecting countries or regions in which Cabaletta has operations or does business, such as COVID-19; Cabaletta’s ability to retain and recognize the intended incentives conferred by Orphan Drug Designation and Fast Track Designation for its product candidates, as applicable; risks related to Cabaletta’s ability to protect and maintain its intellectual property position; risks related to fostering and maintaining successful relationships with Cabaletta’s collaboration and manufacturing partners; uncertainties related to the initiation and conduct of studies and other development requirements for its product candidates; the risk that any one or more of Cabaletta’s product candidates will not be successfully developed and/or commercialized; and the risk that the initial or interim results of preclinical studies or clinical studies will not be predictive of future results in connection with future studies. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause Cabaletta’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in Cabaletta’s most recent annual report on Form 10-K as well as discussions of potential risks, uncertainties, and other important factors in Cabaletta’s other filings with the Securities and Exchange Commission. All information in this 8-K is as of the date hereof, and Cabaletta undertakes no duty to update this information unless required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Cabaletta Bio, Inc. Corporate Presentation, dated May 1, 2023, furnished herewith.

99.2	Press Release issued by the registrant on May 1, 2023, furnished herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CABALETTA BIO, INC.

Date: May 1, 2023	By:	/s/ Steven Nichtberger
Steven Nichtberger, M.D.
President and Chief Executive Officer